August 21, 2026

ULTIMUS MANAGERS TRUST

HVIA EQUITY FUND

Institutional Class (HVEIX)

Investor Class* (HVENX)

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
both dated June 28, 2026

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the HVIA Equity Fund (the “HVIA Fund”), a series of Ultimus Managers Trust (the “Trust”), as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the HVIA Fund at 1-888-209-8710.

Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.) (the “HVIA Fund Adviser”) proposes to reorganize the HVIA Fund into the Federated Hermes MDT All Cap Core Fund (the “Federated Hermes Fund”), a series of Federated Hermes MDT Series with a similar investment objective and strategies (the “Reorganization”). At a meeting held on July 20-21, 2026 (the “July Meeting”), the Board of Trustees of the Trust approved the Agreement and Plan of Reorganization (the “Plan”) for the Reorganization. Pursuant to the Plan, the HVIA Fund will transfer all or substantially all of its assets (except for deferred or prepaid expenses, amounts reserved for payment of HVIA Fund liabilities and any additional cash received by the HVIA Fund after the closing date of the Reorganization (the “Closing Date”) in excess of accrued HVIA Fund liabilities recorded on the HVIA Fund’s books on or before the Closing Date that is retained by the HVIA Fund Adviser, which, with respect to the Reorganization, currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date) to the Federated Hermes Fund. In exchange for the transfer of these assets, the Federated Hermes Fund will simultaneously issue to the HVIA Fund a number of full and fractional shares of the Federated Hermes Fund equal in value to the aggregate net asset value of the shares of the HVIA Fund calculated as of 4:00 p.m. on the Closing Date. The Reorganization is expected to close in the fourth quarter of 2026, subject to the fulfillment of closing conditions, including the approval of the Plan by the HVIA Fund’s shareholders.

At the July Meeting, the Board, comprised solely of Trustees who are not “interested persons” of the Trust (as defined by the Investment Company Act of 1940, as amended), unanimously voted to approve, and to recommend that shareholders approve, the Plan. The Plan will be submitted to the HVIA Fund’s shareholders for approval at the forthcoming special meeting of the HVIA Fund’s shareholders (the “Special Meeting”). There is no assurance that the shareholders of the HVIA Fund will approve the proposal with respect to the HVIA Fund.

No shareholder action is necessary at this time. More detailed information regarding the Reorganization and the proposal to be voted upon at the Special Meeting will be provided in a forthcoming proxy statement/prospectus in connection with the Special Meeting. When you receive your proxy statement/prospectus, please review it carefully and cast your vote. This

Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

*Shares not currently offered.

Investors Should Retain this Supplement for Future Reference